Aggregated Financial Information for Equity Method Investments (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Equity Method Investments and Joint Ventures [Abstract]
Total current assets	$ 5,581	$ 7,982
Total assets	5,738	8,640
Total current liabilities	1,313	1,615
Total liabilities	1,329	1,640
Total net revenue	1,752	2,646	3,847
Loss from operations	$ (933)	$ (1,959)	$ (1,750)